Exhibit 10.4
EXECUTION COPY
WESTWOOD ONE, INC.
FIRST AMENDMENT TO NOTE PURCHASE
AGREEMENT
THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), is made and entered into as of February 28, 2008, by and among Westwood One, Inc., a Delaware corporation (the “Company”), and the financial institutions that hold the Notes (collectively, the “Noteholders”). Capitalized terms used and not defined herein have the respective meanings ascribed thereto in the Note Purchase Agreement or the Intercreditor and Collateral Trust Agreement (as such terms are defined below).
WITNESSETH:
WHEREAS, the Company and the Noteholders are parties to that certain Note Purchase Agreement, dated as of December 3, 2002 (as in effect on the date hereof, the “Existing Note Purchase Agreement” and as in effect after giving effect to this Amendment, the “Note Purchase Agreement”), pursuant to which the Company issued $50,000,000.00 of 4.64% Senior Guaranteed Notes, Series A, due November 30, 2009 (the “Series A Notes”) and $150,000,000.00 of 5.26% Senior Guaranteed Notes, Series B, due November 30, 2012 (the “Series B Notes”, and together with the Series A Notes, the “Notes”) of the Company;
WHEREAS, the Company is also party to a certain Credit Agreement, dated as of March 3, 2004 (as amended from time to time, the “Credit Agreement”) among the financial institutions or entities from time to time parties thereto (the “Banks”) and the Subsidiary Guarantors (as defined therein);
WHEREAS the Company has entered into an amendment to the Credit Agreement (“Bank Amendment No. 2”);
WHEREAS it is a condition precedent to the effectiveness of Bank Amendment No. 2 that the Obligors grant Liens on their property to secure the Credit Agreement Obligations and the 2002 Notes Obligations;
WHEREAS, pursuant to the provisions of the Existing Note Purchase Agreement, the Company may not, and may not permit any of its Restricted Subsidiaries to, secure the Credit Agreement Obligations with a Lien on any of their respective properties without equally and ratably securing the 2002 Notes Obligations; and
WHEREAS, in connection with such equal and ratable securing, the Company and the Noteholders have decided to amend the Existing Note Purchase Agreement as set forth below;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the Company and the Noteholders agree as follows:
1. Amendments. The Existing Note Purchase Agreement is amended as provided for by this Amendment in the manner specified in Exhibit A (the “Note Purchase Agreement Amendments”); provided that, at such time as the Intercreditor and Collateral Trust Agreement and all Liens created by the Shared Security Documents have been terminated, the Note Purchase Agreement Amendments (other than Section 4(b) of Exhibit A) shall cease to be effective and the Existing Note Purchase Agreement, as amended by any amendments other than the Note Purchase Agreement Amendments (except for Section 4(b) of Exhibit A), shall be in full force and effect.
2. Acknowledgement of Equal and Ratable Lien. The Noteholders acknowledge that this Amendment, the Intercreditor and Collateral Trust Agreement and the Shared Security Documents satisfy the requirement of Section 10.5(k) of the Note Purchase Agreement that the Notes be equally and ratably secured with the Credit Agreement Obligations in respect of the Collateral.
3. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Noteholders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Company shall have no rights hereunder, until satisfaction of the condition set forth in the last sentence of this Section 3 and until each Noteholder shall have received:
(a) a copy of this Amendment executed by the Company, the Subsidiary Guarantors and the Required Holders;
(b) a fully executed copy of Bank Amendment No. 2;
(c) fully executed copies of the Shared Security Agreement and such other Shared Security Documents as the Required Holders shall deem appropriate in their reasonable discretion, together with such financing statements and other documentation required to perfect the Liens created by the Shared Secured Documents as the Required Holders shall deem appropriate in their reasonable discretion;
(d) a fully executed copy of the Intercreditor and Collateral Trust Agreement;
(e) an amendment fee in an amount equal to 0.0625% of the outstanding principal amount of the Notes held by such Noteholder (such fee to be paid in the manner and to the account specified in the Note Purchase Agreement for payments of principal and interest in respect of the Notes or to such other account as such Noteholder shall have specified in writing to he Company);

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(f) favorable opinions of counsel from the Obligors’ in-house attorney and Lowenstein Sandler PC in form and substance reasonably satisfactory to the Required Holders and covering such matters (including as to the perfection of the security interest created pursuant to the Shared Security Documents, the enforceability of the 2002 Note Documents, the valid organization, good standing and due authorization of the Obligors, and the lack of any conflicts of the Obligors (including with respect to any material agreements)) as the Required Holders shall reasonably request; and
(g) payment of the reasonable fees, charges and disbursements of counsel to the Noteholders incurred in connection with this Amendment.
In addition, all corporate and other proceedings in connection with the transactions contemplated by this Amendment and all documents and instruments incident to such transactions shall be satisfactory to the Required Holders and their special counsel (such satisfaction to be established by the execution and delivery of this Amendment by the Required Holders). The date on which all such conditions to the effectiveness of this Amendment have been met is referred to herein as the “Effective Date”.
4. Representations and Warranties. To induce the Noteholders to enter into this Amendment, the Company hereby represents and warrants to the Noteholders that:
(a) The execution and delivery by the Company of this Amendment, and the performance by the Company of this Amendment and the Note Purchase Agreement (i) are within the Company’s power and authority; (ii) have been duly authorized by all necessary corporate action; (iii) are not in contravention of any provision of the Company’s certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority applicable to the Company or any Subsidiary; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of the Company or any of its Subsidiaries (except pursuant to the Shared Security Documents); and (vii) do not require the consent or approval of any Governmental Authority or any other Person.
(b) This Amendment has been duly executed and delivered by the Company and this Amendment constitutes, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general or by general principles of equity.

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(c) After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing as of the date hereof and as of the Effective Date.
(d) No consideration has been paid or is payable by the Company to any other Person, in its capacity as lender, as an inducement to the Company’s or such Person’s execution and delivery of Bank Amendment No. 2, except as stated in Section 4(a)(ii) thereof.
5. Effect of Amendment. Except as set forth expressly herein, all terms of the Existing Note Purchase Agreement, as amended hereby, shall be and remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Noteholders under the Existing Note Purchase Agreement, nor constitute a waiver of any provision of the Existing Note Purchase Agreement. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Existing Note Purchase Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment unless the context otherwise requires.
6. Confirmation of Subsidiary Guaranties. By executing this Amendment each of the Subsidiary Guarantors acknowledges and confirms that (a) the Subsidiary Guaranty continues in full force and effect notwithstanding the Note Purchase Agreement Amendments and (b) the indebtedness, liabilities and obligations of the Company under the Note Purchase Agreement constitute indebtedness, liabilities and obligations guaranteed under the Subsidiary Guaranty. Nothing in this Agreement extinguishes, novates or releases any right, claim, or entitlement of any of the Noteholders created by or contained in the Note Purchase Agreement, the Notes or the Subsidiary Guaranty nor is the Company or any Subsidiary Guarantor released from any covenant, warranty or obligation created by or contained herein or therein, except as such covenants and obligations are specifically amended by this Amendment.
7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.
8. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Existing Note Purchase Agreement or an accord and satisfaction in regard thereto.
9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

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10. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
11. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
12. Headings. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.
13. Updated Schedule A Information. Each Noteholder confirms that the information set forth in Schedule A to the Existing Note Purchase Agreement is accurate as to it, except as indicated on Annex 1 hereto.
[Signature Pages To Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

COMPANY: WESTWOOD ONE, INC.
By:	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS: METRO NETWORKS COMMUNICATIONS, INC.
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

METRO NETWORKS COMMUNICATIONS, LIMITED PARTNERSHIP
By:	METRO NETWORKS COMMUNICATIONS, INC.,
as General Partner

By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

METRO NETWORKS, INC.
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

[Signature pages to First Amendment to 12/3/02 Note Purchase Agreement]

METRO NETWORKS SERVICES, INC.
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

SMARTROUTE SYSTEMS, INC.
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

WESTWOOD NATIONAL RADIO CORPORATION
By:	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

WESTWOOD ONE PROPERTIES, INC.
By:	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

WESTWOOD ONE RADIO, INC.
By:	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

[Signature pages to First Amendment to 12/3/02 Note Purchase Agreement]

WESTWOOD ONE RADIO NETWORKS, INC.
By:	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

WESTWOOD ONE STATIONS – NYC, INC.
By:	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

[Signature pages to First Amendment to 12/3/02 Note Purchase Agreement]

The foregoing is hereby agreed to as of the date thereof.

AMERITAS LIFE INSURANCE CORP.
By:	Summit Investment Partners, as Agent

By:	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Managing Director - Private Placements

ACACIA LIFE INSURANCE COMPANY
By:	Summit Investment Partners, as Agent

By:	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Managing Director - Private Placements

NATIONWIDE MUTUAL INSURANCE COMPANY
By:	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Authorized Signatory

SCOTTSDALE INSURANCE COMPANY
By:	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Authorized Signatory

[Signature pages to First Amendment to 12/3/02 Note Purchase Agreement]

NATIONWIDE LIFE INSURANCE COMPANY
By:	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Authorized Signatory

NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
By:	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Authorized Signatory

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
By:	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Authorized Signatory

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC,
as Investment Adviser

By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

[Signature pages to First Amendment to 12/3/02 Note Purchase Agreement]

C.M. LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC,
as Investment Sub-Adviser

By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

MASSMUTUAL ASIA LIMITED
By:	Babson Capital Management LLC,
as Investment Adviser

By:	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By:	Prudential Investment Management, Inc.,
as investment manager

By:	/s/ Paul Procyk
	Name:	Paul Procyk
	Title:	Vice-President

ALLSTATE LIFE INSURANCE COMPANY
By:	/s/ Robert B. Bodett
	Name:	Robert B. Bodett
	Title:	Authorized Signatory

By:	/s/ David Puckett
	Name:	David Puckett
	Title:	Authorized Signatory

[Signature pages to First Amendment to 12/3/02 Note Purchase Agreement]

BARCLAYS BANK PLC
By:	/s/ Ross Taylor
	Name:	Ross Taylor
	Title:	Managing Director

RELIASTAR LIFE INSURANCE COMPANY
By:	ING Investment Management LLC,
as Agent

By:	/s/ Christopher B. Lyons
Name: Christopher B. Lyons
Title: Senior Vice President

SECURITY LIFE OF DENVER INSURANCE COMPANY (successor by merger to Southland Life Insurance Company)
By:	ING Investment Management LLC,
as Agent

By:	/s/ Christopher P. Lyons
Name: Christopher P. Lyons
Title: Senior Vice President

ING LIFE INSURANCE AND ANNUITY COMPANY
By:	ING Investment Management LLC,
as Agent

By:	/s/ Christopher P. Lyons
Name: Christopher P. Lyons
Title: Senior Vice President

[Signature pages to First Amendment to 12/3/02 Note Purchase Agreement]

MONUMENTAL LIFE INSURANCE COMPANY
By:	/s/ Bill Henricksen
	Name:	Bill Henricksen
	Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY
By:	/s/ A. Post Howland
	Name:	A. Post Howland
	Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	New York Life Investment Management LLC,
its Investment Manager

By:	/s/ A. Post Howland
	Name:	A. Post Howland
	Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)
By:	New York Life Investment Management LLC,
its Investment Manager

By:	/s/ A. Post Howland
	Name:	A. Post Howland
	Title:	Director

[Signature pages to First Amendment to 12/3/02 Note Purchase Agreement]

HARTFORD FIRE INSURANCE COMPANY
By:	Hartford Investment Management Company,
its Agent and Attorney-in-Fact

By:	/s/ Matthew J. Poznak
	Name:	Matthew J. Poznak
	Title:	Vice President

[Signature pages to First Amendment to 12/3/02 Note Purchase Agreement]

ANNEX 1
[Intentionally omitted]

EXHIBIT A
1. Section 7.1 (“Information as to Company — Financial and Business Information”) is hereby amended by deleting the “and” at the end of Section 7.1(e), inserting “; and” at the end of Section 7.1(f) in lieu of the period and inserting a new Section 7.1(g) to read as follows:
(g) simultaneously with the delivery thereof to the Banks under the Credit Agreement, a copy of each report, notice or similar document delivered to the Banks under the Credit Agreement (excluding (i) quarterly and annual financial statements and other documents that are required by the terms of this Section 7.1 to be delivered to such holder and (ii) information relating to pricing and borrowing availability under the Credit Agreement).
2. Section 8 (“Preypayment of the Notes”) is hereby amended by adding the following after the end of Section 8.6:
“Section 8.7 Prepayment Upon Receipt of Specified Proceeds.
(a) Notice and Offer. In the event that any Specified Proceeds are required to be applied pursuant to Section 4.01 of the Intercreditor and Collateral Trust Agreement at a time when the Notes have not become due and payable pursuant to Section 12.1, the Company will give written notice thereof to each holder of Notes. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay (the “Specified Proceeds Prepayment Offer”), at the election of each holder, a portion of the aggregate principal amount of the Notes held by such holder equal to such holder’s Ratable Portion of such Specified Proceeds on a date specified in such notice (the “Specified Proceeds Prepayment Date”) that is not less than thirty (30) days and not more than sixty (60) days after the date of such notice. If the Specified Proceeds Prepayment Date shall not be specified in such notice, the Specified Proceeds Prepayment Date shall be the thirtieth (30th) day after the date of such notice.
(b) Acceptance and Payment. To accept such Specified Proceeds Prepayment Offer, a holder of Notes shall cause a notice of such acceptance to be delivered to the Company not later than twenty (20) days after the date of receipt of such written notice from the Company, provided, that failure to accept such offer in writing within twenty (20) days after the date of such written notice shall be deemed to be an acceptance of the Specified Proceeds Prepayment Offer. If so accepted by any holder of a Note, such offered prepayment shall be due and payable on the Specified Proceeds Prepayment Date. Such offered prepayment shall be made at one hundred percent (100%) of the aggregate principal amount of such Notes being so prepaid together with the applicable Make-Whole Amount and interest on such principal amount then being prepaid accrued to the Specified Proceeds Prepayment Date.

(c) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying:
(i) the Specified Proceeds Prepayment Date and the amount of the Specified Proceeds being applied by the Company and its Subsidiaries to the offer to prepay the Notes and the repayment of Debt outstanding under the Credit Agreement;
(ii) that such offer is being made pursuant to Section 8.7 of this Agreement;
(iii) the principal amount of each Note offered to be prepaid;
(iv) the interest that would be due on the principal amount of each such Note offered to be prepaid, accrued to the Specified Proceeds Prepayment Date; and
(v) in reasonable detail, the nature of the event giving rise to such offer.”
3. Section 9 (Affirmative Covenants”) is hereby amended by adding at the end thereof the following Section 9.8:
“Section 9.8. Further Assurances.
(a) The Company will, and will cause each of its Restricted Subsidiaries to, maintain with respect to the Collateral owned or held by it the security interests created by the Shared Security Documents as perfected security interests having at least the priorities described therein and in this Agreement and defend such security interests aginst the claims and demands of all Persons whomsoever. Without limiting the generality of the foregoing, except as otherwise permitted under the Shared Security Documents or under this Agreement, no Obligor shall (i) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Collateral Trustee is not named as the sole secured party for the benefit of the Secured Parties, or (ii) cause or permit any Person other than the Collateral Trustee to have “control” (within the meaning of Sections 9-104, 9-105, 9-106 or 9-107 of the New York Uniform Commercial Code) over any part of the Collateral.

(b) The Company will, and will cause each of its Restricted Subsidiaries to, furnish to the holders of the Notes and the Collateral Trustee from time to time statements and schedules identifying and describing its property and such other reports in connection with the Collateral as the Required Holders or the Collateral Trustee may reasonably request, all in reasonable detail, provided that, so long as no Event of Default shall have occurred and be continuing, only two such requests shall be permitted in any calendar year.
(c) The Company will, and will cause each of its Restricted Subsidiaries to, at any time and from time to time, and at its sole expense, promptly and duly execute and deliver, and have recorded, such instruments and documents and take such further actions as shall be necessary or as shall be reasonably requested by the holders of the Notes or the Collateral Trustee to obtain or preserve the full benefits of the Shared Security Documents and the rights and powers therein granted, including the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created under the Shared Security Documents with respect to the Collateral owned or held by any of them.
(d) If it shall acquire any real property interest, including improvements, having a fair market value (as reasonably determined by the Company in good faith) of $2,500,000 or more (or shall make improvements upon any existing real property interest resulting in the fair market value (as reasonably determined by the Company in good faith) of such interest together with such improvements being equal to $2,500,000 or more), then (subject, in the case of any such interest that is a leasehold interest, to the delivery by the relevant landlord(s) of any required landlord consent) the Company or any of its Restricted Subsidiaries, as the case may be, will execute and deliver in favor of the Collateral Trustee a mortgage, deed of trust or deed to secure debt (as appropriate for the jurisdiction in which such respective real property is situated) pursuant to which it will create a Lien upon such real property interest (and improvements) in favor of the Collateral Trustee for the benefit of the Secured Parties as collateral security for the “Secured Obligations” (as defined in the Intercreditor and Collateral Trust Agreement), and will deliver (or, or in case of landlords’ consents, will use its best efforts to cause the relevant landlord(s) to deliver) such opinions of counsel, landlords’ consents, surveys and title insurance policies as the holders of the Notes or the Collateral Trustee shall reasonably request in connection therewith.”

4. Section 10 (“Negative Covenants”) is hereby amended as follows:
(a) Section 10.5 (“Limitation on Liens”) is hereby amended by (i) deleting “and” at the end of Section 10.5(j), (ii) inserting “; and” in lieu of the period at the end of Section 10.5(k) and (iii) inserting a new Section 10.5(l) to read as follows:
(l) Liens created pursuant to the Shared Security Documents.
(b) The text of Section 10.6 (“Limitation on Modifications of the Management Agreement”) is hereby amended and restated to read “[Intentionally omitted.]”.
(c) The following new Sections 10.7 and 10.8 are hereby added to Section 10:
Section 10.7. Limitation on Sale of Assets. The Company will not, and will not permit any Restricted Subsidiary to, convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Restricted Subsidiary, issue or sell any shares of such Restricted Subsidiary’s Capital Stock to any Person other than the Company or any wholly owned Restricted Subsidiary, except:
(a) the sale or other disposition of any property in the ordinary course of business;
(b) any sale, assignment, transfer or other disposition of Capital Stock of any Unrestricted Subsidiary so long as the proceeds of such transaction are applied to the purchase of other assets within 12 months of receipt thereof;
(c) the sale or other disposition of any other property, business or asset with an aggregate fair market value not to exceed $5,000,000 so long as (i) the consideration received shall be an amount at least equal to the fair market value thereof; (ii) at least 90% of the consideration received shall be cash; (iii) the proceeds of such sale or other disposition are applied to the purchase of other assets within 12 months of receipt thereof; and (iv) no Default or Event of Default shall have occurred and be continuing or would result therefrom; and
(d) any sale, lease, transfer, or other disposition of any or all of a Restricted Subsidiary‘s assets (upon voluntary liquidation or otherwise) to the Company or any wholly owned Restricted Subsidiary.
Section 10.8. Limitation on Sale or Discount of Receivables. The Company will not and will not permit any of its Restricted Subsidiaries to, discount or sell with recourse, or sell for less than the greater of the face value or market value thereof, any of its notes receivable or accounts receivable.

5. Section 11 (“Events of Default”) is hereby amended by deleting the “or” at the end of Section 11(j), replacing the period at the end of Section 11(k) with a semi-colon followed by the word “or”; and adding a new Section 11(l) to read in its entirety as follows:
(l) the Liens created by the Shared Security Documents shall at any time not constitute valid and perfected Liens on the collateral intended to be covered thereby (to the extent perfection by billing, registration, recordation or possession is required therein or in this Agreement) in favor of the Collateral Trustee, free and clear of all other Liens (other than Liens permitted under Section 10.5 or under the Shared Security Documents), or, except for expiration in accordance with its terms, any of the Shared Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Obligor;
6. Schedule B of the Existing Note Purchase Agreement is hereby amended by amending and restating the definition of “Credit Agreement” therein to read as follows:
“Credit Agreement” means that certain Credit Agreement dated as of March, 3, 2004 by and among the Company, the Subsidiary Guarantors party thereto, the Banks party thereto, JPMorgan Chase Bank, N.A. as agent for such Banks, and all other Persons party thereto, all as amended or refinanced from time to time.
7. Schedule B of the Existing Note Purchase Agreement is amended to add the following definitions in their appropriate alphabetical order:
“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person other than a corporation, and any and all warrants or options to purchase any of the foregoing.
“Collateral” has the meaning set forth in the Intercreditor and Collateral Trust Agreement.
“Collateral Trustee” means means the Person acting as collateral trustee for the Banks and the Noteholders under the Shared Security Agreement and the other Shared Security Documents.
“Intercreditor and Collateral Trust Agreement” means that certain Intercreditor and Collaterall Trust Agreement dated as of February 28, 2008 by and among the Company, the Subsidiary Guarantors party, the Administrative Agent, the Collateral Trustee and the holders of the Notes.
“Obligor” is defined in the Intercreditor and Collateral Trust Agreement.
“Secured Party” is defined in the Intercreditor Agreement.
“Shared Security Agreement” is defined in the Intercreditor and Collateral Trust Agreement.
“Shared Security Documents” is defined in the Intercreditor and Collateral Trust Agreement.
“Specified Proceeds” means Shared Amounts (as defined in the Intercreditor and Collateral Trust Agreement).